DERIVATIVE LIABILITIES	12 Months Ended
Dec. 31, 2021
Derivative Liabilities
DERIVATIVE LIABILITIES

NOTE 6. DERIVATIVE LIABILITIES

Derivative liabilities consist of common stock warrants with an exercise price in a different currency than the Company’s functional currency. In addition, the Company identified embedded derivatives related to a convertible promissory note issued in 2021 (see Note 9). These embedded derivatives include certain conversion features. The derivative liabilities are accounted for as separate liabilities measured at their respective fair values as follows:

	Derivative liabilities associated with:
	Warrants	Convertible Note	Total
Balance, December 31, 2019	$48,055	$–	$48,055
Exercise of warrants	(1,487)	–	(1,487)
Fair value of expired warrant	(16)	–	(16)
Change in fair value of derivative liabilities	(23,185)	–	(23,185)
Foreign exchange effect on derivative liability	969	–	969
Balance, December 31, 2020	24,336	–	24,336
Issuance of convertible note	–	127,049	127,049
Fair value of expired warrant	(1,258)	–	(1,258)
Change in fair value of derivative liabilities	17,585	43,446	61,031
Foreign exchange effect on derivative liability	(229)	–	(229)
Balance, December 31, 2021	$40,434	$170,495	$210,929

The fair value of the derivative liabilities has been determined using the Black-Scholes option pricing model using the following range of assumptions:

	2021	2020	2019
Volatility	545.20%	411.10%	425.91%
Expected life	0.45 to 2.12 years	0.33 to 3.12 years	0.18 to 4.38 years
Risk-free interest rate	0.95% - 1.42%	0.20% - 0.67%	1.37% - 1.58%
Dividend yield	0.00%	0.00%	0.00%